UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Waste Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 19, 2026, Integrität Audit, Accounting & Advisory, LLC (“Integrität”) resigned as the independent registered public accounting firm of Waste Energy Corp. (the “Company”).

Because Integrität was engaged to audit the Company’s financial statements for the fiscal year ended December 31, 2025 and did not complete the audit, Integrität has not issued an audit report on the Company’s financial statements for the fiscal year ended December 31, 2025.

During the period from Integrität’s engagement through the date of its resignation, there were no disagreements between the Company and Integrität on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Integrität’s satisfaction, would have caused Integrität to make reference thereto in its report on the financial statements.

During the same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Integrität with a copy of the disclosures contained in this Current Report on Form 8-K and requested that Integrität furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Integrität’s letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

On May 21, 2026, the Audit Committee and Board of Directors approved the engagement of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to completion of customary client acceptance procedures and execution of a final engagement letter.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of M&K CPAs, PLLC, neither the Company nor anyone acting on its behalf consulted with M&K CPAs, PLLC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Integrität Audit, Accounting & Advisory, LLC dated May 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Energy Corp.

By:	/s/ Scott Gallagher
Scott Gallagher
Chief Executive Officer

Date:	May 21, 2026